                                                                   EXHIBIT 99.1



                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                       THE PERIOD ENDED: OCTOBER 31, 1999

IN RE:                                  :      CASE NO.:     99-52111
                                               Chapter 11
                                        :      Judge:        Marilyn Shea-Stonum

DeVlieg-Bullard, Inc.
Debtor                                  :

                                        :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     X              Operating Statement                         (Form 2)
   -----
     X              Balance Sheet                               (Form 3)
   -----
     X              Summary of Operations                       (Form 4)
   -----
     X              Monthly Cash Statement                      (Form 5)
   -----
     X              Statement of Compensation                   (Form 6)
   -----
   -----            --------------------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (Explain on separate sheet if not true.

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

   Dated:   11-22-99     /s/ W. James Lally
         ------------    -------------------------------------------------------
                                 Debtor in Possession

                         Vice President - Chief Financial Officer   800-248-8131
                         -------------------------------------------------------
                         Title                                          Phone

                         OPERATING STATEMENT (P&L) TOTAL
                                 (ACCRUAL BASIS)


 Debtor:     DeVlieg Bullard, Inc.                        Case No:     99-52111
             -----------------------------                           -----------

             Month Ending:       31-Oct-99
                              -------------------

                                                 Current               Total
                                                  Month            Since Filing
                                                  -----            ------------

 Total Revenue/Sales                           $ 4,789,867         $ 17,149,181
 Cost of Sales                                 $ 2,618,367         $ 10,384,045
 Amortization                                  $   298,083         $    548,083
                                               -----------         ------------
 Gross Profit                                  $ 1,873,417         $  6,217,053
                                               ===========         ============

      EXPENSES:
 Officer Compensation                          $    63,761         $    207,935
 Salary Expenses                               $   864,840         $  2,842,301
 Employee Benefits & Pensions                  $   183,281         $    559,134
 Payroll Taxes                                 $    (6,800)        $    216,487
 Other Taxes                                   $     2,473         $     34,786
 Rent & Lease Expense                          $    99,654         $    442,929
 Interest Expense                              $   488,868         $  1,118,868
 Insurance                                     $     2,124         $     24,372
 Automobile & Truck Expense                    $     7,279         $     88,975
 Utilities                                     $    28,921         $    335,696
 Depreciation                                  $   (58,937)        $    243,229
 Travel and Entertainment                      $    99,963         $    331,263
 Repairs and Maintenance                       $    12,376         $    109,986
 Advertising                                   $     3,361         $     77,361
 Supplies, Office Expenses, etc.               $    59,629         $    282,863
 Other Administrative                          $   416,481         $  1,557,852
                                               -----------         ------------
 TOTAL EXPENSES:                               $ 2,267,274         $  8,474,037
                                               -----------         ------------
 NET OPERATING PROFIT/(LOSS)                   $  (393,857)        $ (2,256,984)
                                               ===========         ============

 Add:  Non-Operating Income:
               Interest Income                 $      --           $       --
               Other Income                    $ 3,174,827         $  3,175,827

 Add:  Non-Operating Expenses:
               Professional Fees               $  (230,309)        $   (708,309)
               Other                           $   (31,307)        $    (73,307)
                                               -----------         ------------
 NET INCOME/(LOSS)                             $ 2,519,354         $    137,227
                                               ===========         ============

       Date:    11/22/99                      /s/  W. James Lally
              ------------                    ----------------------------------

                          BALANCE SHEET - CONSOLIDATED


    Debtor:  DeVlieg Bullard, Inc.                        Case No:    99-52111
             -----------------------------                           -----------

             Month Ending:       31-Oct-99
                             -------------------


ASSETS:                              CURRENT MONTH       PRIOR MONTH          AT FILING
-------                              -------------       -----------          ---------

Cash                                 $    735,908       $     183,559       $     330,000
Inventory                            $ 31,552,736       $  34,838,646       $  36,580,500
Accounts Receivable                  $ 11,038,554       $  13,378,013       $  11,660,000
Insider Receivables                  $      7,000       $       7,000       $       7,000
Land and Buildings                   $  3,071,592       $   3,061,480       $   3,061,000
Furniture, Fixtures, & Equip.        $ 14,047,236       $  20,945,905       $  20,946,000
Accumulated Depreciation             $(11,348,618)      $ (17,107,990)      $ (16,811,000)
Other: Prepaid                       $  2,261,221       $   2,424,804       $   1,964,000
Other: Intangibles                   $ 43,576,812       $  44,043,593       $  44,431,500
                                     ------------       -------------       -------------
TOTAL ASSETS:                        $ 94,942,441       $ 101,775,010       $ 102,169,000
                                     ============       =============       =============

LIABILITIES:

POSTPETITION LIABILITIES
Accounts Payable                     $  1,077,220       $     641,000       $        --
Wages and Salaries                   $    320,469       $     355,000       $        --
Taxes Payable                        $      3,000       $       6,000       $        --
Other Accrued                        $    425,000       $     505,767       $        --
                                     ------------       -------------       -------------
TOTAL POSTPETITION LIABILITIES       $  1,825,689       $   1,507,767       $        --
                                     ============       =============       =============

SECURED LIABILITIES:
Subject to Postpetition
Collateral or Financing Order        $ 24,028,354       $  27,168,620       $  26,678,000
All Other Secured Liab.              $  1,046,808       $   1,047,000       $   1,047,000
                                     ------------       -------------       -------------
TOTAL SECURED LIABILITIES:           $ 25,075,162       $  28,215,620       $  27,725,000
                                     ============       =============       =============

PREPETITION LIABILITIES
Taxes and Other Priority Liab.       $  2,115,482       $   2,073,000       $   2,247,000
Unsecured Liabilities                $ 68,407,475       $  68,761,000       $  68,171,000
Other: Insider Payable               $  3,317,000       $   3,317,000       $   3,317,000
                                     ------------       -------------       -------------
TOTAL PREPETITION LIAB.              $ 73,839,957       $  74,151,000       $  73,735,000
                                     ============       =============       =============

EQUITY:
Owners Capital                       $ 10,619,813       $  16,765,000       $  16,765,000
Retained Earnings-Pre Pet.           $(16,285,564)      $ (16,286,000)      $ (16,056,000)
Retained Earnings-Post Pet.          $   (132,616)      $  (2,578,377)      $        --
                                     ------------       -------------       -------------
TOTAL EQUITY:                        $ (5,798,367)      $  (2,099,377)      $     709,000
                                     ============       =============       =============

TOTAL LIABILITIES
                                     ------------       -------------       -------------
AND EQUITY:                          $ 94,942,441       $ 101,775,010       $ 102,169,000
                                     ============       =============       =============




       Date:      11/22/99           /s/ W. James Lally
             --------------          ------------------------------------------

                      SUMMARY OF OPERATIONS - CONSOLIDATED


Debtor:       DeVlieg Bullard, Inc.                    Case No:      99-52111
              ---------------------------                           ------------

              Month Ending:           31-Oct-99
                                   ----------------

                     SCHEDULE OF POSTPETITION TAXES PAYABLE


                               BEGINNING       ACCRUED/      PAYMENTS/      ENDING
                                BALANCE        WITHHELD      DEPOSITS       BALANCE
                                -------        --------      --------       -------
INCOME TAXES WITHHELD:
Federal:                        $   --         $193,112      $193,112      $   --
State:                          $   --         $ 41,764      $ 41,764      $   --
Local:                          $   --         $  6,047      $  6,047      $   --

FICA WITHHELD:                  $   --         $105,296      $105,296      $   --

EMPLOYERS FICA:                 $   --         $105,296      $105,296      $   --

UNEMPLOYMENT TAX:
Federal:                        $  4,000       $    114      $    114      $  4,000
State:                          $(63,000)      $  1,053      $  1,053      $(63,000)

SALES, USE & EXCISE TAXES:      $ (2,000)      $   --        $    208      $ (2,208)

PROPERTY TAXES:                 $ 53,000       $   --        $   --        $ 53,000

WORKERS' COMPENSATION           $ 32,000       $   --        $   --        $ 32,000

OTHER:                          $   --         $   --        $   --        $   --
                                --------       --------      --------      --------
TOTALS:                         $ 24,000       $452,682      $452,890      $ 23,792
                                ========       ========      ========      ========



                          AGING OF ACCOUNTS RECEIVABLE
                        AND POSTPETITION ACCOUNTS PAYABLE


Age in Days                          0-30         OVER 30       OVER 60
                                     ----         -------      -------

Post Petition Accounts Payable   $   557,360    $   425,700   $    94,160

Accounts Receivable              $ 5,146,850    $ 2,672,372   $ 3,279,824

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                       Date:      11/22/99     /s/ W. James Lally
                             -------------     -------------------------------

                  DEVLIEG - NOTES TO MONTHLY OPERATING REPORTS

    Debtor:     DeVlieg Bullard, Inc.                     Case No:     99-52111
                -----------------------------                       ------------

                Month Ending:         31-Oct-99
                                  ------------------


    ACCOUNTS DUE PAST 30 DAYS
             VENDOR             DATE          AMOUNT                    REASON
             ------             ----          ------                    ------
    Argus Management        08/11 -09/28     $  15,617.88        Waiting on Court Approval
    AT&T                    9/11, 9/15       $  11,935.45        Timing of Invoice Receipt
    OCE                     2-Sep            $   1,053.03        Timing of Invoice Receipt
    DV Associates                   1-Sep    $  25,000.00        Timing of Invoice Receipt
    DeLage                  7/22-9/22        $   2,227.91        Timing of Invoice Receipt
    James Rokakis                  20-Sep    $ 180,994.74        Timing of Invoice Receipt
    GPU Energy                     15-Sep    $   4,717.29        Timing of Invoice Receipt
    Safety-Kleen            9/24, 9/30       $   1,962.06        Timing of Invoice Receipt
    C.E. Bradley            9/1-9/14         $  15,000.00        Timing of Invoice Receipt
    CT Corp.                        1-Sep    $  12,480.00        Timing of Invoice Receipt
    HDH                            14-Sep    $  28,516.00        Resolving COBRA issues
    Stanwich                9/1-9/22         $  45,339.13        Timing of Invoice Receipt
    American Financial             20-Jul    $   2,450.00        Timing of Invoice Receipt
    Buckley-Owens                  30-Jul    $  20,500.00        Timing of Invoice Receipt
    Comp-Management                11-Aug    $   3,350.00        Timing of Invoice Receipt
    Sandusky Cty Treasurer         31-Aug    $   2,710.19        Timing of Invoice Receipt
    Tax Collector                  18-Aug    $   1,972.82        Timing of Invoice Receipt
    Misc. <$1,000.00                         $   9,451.63        Timing of Invoice Receipt
                                             ------------
                                             $ 385,278.13
                                             ============

                      MONTHLY CASH STATEMENT - CONSOLIDATED


    Debtor:         DeVlieg Bullard, Inc.                 Case No:    99-52111
                    ------------------------------                  ------------

                    Month Ending:          31-Oct-99
                                       ----------------

    Cash Activity Analysis (Cash Basis Only)


                              General           Payroll           Tax     Cash Collection
                              Account           Account         Account       Account
                              -------           -------         -------       -------
A.  Beginning Balance       $   182,855        $  256,000        $  --       $  --

B.  Receipts                $12,331,000        $1,350,500        $  --       $  --

C.  Balance Available       $12,513,855        $1,606,500        $  --       $  --

D.  Less Disbursements      $12,031,955        $1,352,500        $  --       $  --
                            -----------        ----------        --------    --------
E.  Ending Balance          $   481,900        $  254,000        $  --       $  --
                            ===========        ==========        ========    ========


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

GENERAL ACCOUNT:
    1. Depository Name & Location
                                  ----------------------------------------------
    2. Account Number
                                  ----------------------------------------------
       see attached schedule:     DeVlieg Other Accounts
                                  ----------------------
PAYROLL ACCOUNT:
    1. Depository Name & Location
                                  ----------------------------------------------
    2. Account Number
                                  ----------------------------------------------
       see attached schedule:     DeVlieg Other Accounts
                                  ----------------------
TAX ACCOUNT:
    1. Depository Name & Location
                                  ----------------------------------------------
    2. Account Number
                                  ----------------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CD's, petty cash)

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
      see attached schedule:      DeVlieg Other Accounts
                                  ----------------------


                       Date:         11/22/99      /s/ W. James Lally
                            -----------------      -----------------------------

                             DEVLIEG OTHER ACCOUNTS


          Debtor:     DeVlieg Bullard, Inc.            Case No:       99-52111
                      -------------------------                       ---------

                      Month Ending:      31-Oct-99
                                      ---------------


SERVICES GROUP
GENERAL ACCOUNT:
          1. Depository Name & Location National City Bank
                                        ----------------------------------------
          2. Account Number             628513872 & 628513933
                                        ----------------------------------------

PAYROLL ACCOUNT:
          1. Depository Name & Location National City Bank
                                        ----------------------------------------
          2. Account Number             628520554
                                        ----------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CD's, petty cash)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

POWERMATIC
GENERAL ACCOUNT:
          1. Depository Name & Location Closed w/sale
                                        ----------------------------------------
          2. Account Number
                                        ----------------------------------------

PAYROLL ACCOUNT:
          1. Depository Name & Location Closed w/Sale
                                        ----------------------------------------
          2. Account Number
                                        ----------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CDs, petty cash)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

TOOLING SYSTEMS DIVISION
GENERAL ACCOUNT:
          1. Depository Name & Location National City Bank
                                        ----------------------------------------
          2. Account Number             628520925
                                        ----------------------------------------

PAYROLL ACCOUNT:
          1. Depository Name & Location National City Bank
                                        ----------------------------------------
          2. Account Number             628520562
                                        ----------------------------------------

Other Monies on Hand (Specify type and location) (I.e. CD's, petty cash)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------